Item 77D - Policies with respect to security investment



Morgan Stanley Institutional Fund, Inc. Active
International Allocation Portfolio

Effective December 30, 2016, Morgan Stanley
Institutional Fund, Inc. Active International Allocation
Portfolio made those changes to its investment policies as described in the supplement to its Prospectus filed via
EDGAR with the Securities and Exchange Commission on December 9, 2016 (accession number 0001104659-
16-161433) and incorporated by reference herein.

Morgan Stanley Institutional Fund, Inc. Emerging
Markets Breakout Nations Portfolio

Morgan Stanley Institutional Fund, Inc. Emerging
Markets Breakout Nations Portfolio made those changes to its investment policies as described in the amended and restated Prospectus filed via EDGAR with the Securities and Exchange Commission on January 26,
2017 (accession number 0001104659-17-004168) and
incorporated by reference herein.

Morgan Stanley Institutional Fund, Inc. Active
International Allocation, Advantage, Asia Opportunity,
Emerging Markets Breakout Nations, Emerging Markets
Fixed Income Opportunities, Emerging Markets
Leaders, Emerging Markets, Emerging Markets Small
Cap, Frontier Markets, Fundamental Multi-Cap Core,
Global Advantage, Global Core, Global Concentrated,
Global Discovery, Global Franchise, Global
Infrastructure, Global Insight, Global Opportunity,
Global Quality, Global Real Estate, Growth, Insight,
International Advantage, International Equity,
International Opportunity, International Real Estate,
Multi-Asset, Small Company Growth, US Core and U.S.
Real Estate Portfolios

Effective July 31, 2017, Morgan Stanley Institutional
Fund, Inc. Active International Allocation, Advantage,
Asia Opportunity, Emerging Markets Breakout Nations,
Emerging Markets Fixed Income Opportunities,
Emerging Markets Leaders, Emerging Markets,
Emerging Markets Small Cap, Frontier Markets,
Fundamental Multi-Cap Core, Global Advantage, Global
Core, Global Concentrated, Global Discovery, Global
Franchise, Global Infrastructure, Global Insight, Global
Opportunity, Global Quality, Global Real Estate,
Growth, Insight, International Advantage, International
Equity, International Opportunity, International Real
Estate, Multi-Asset, Small Company Growth, US Core and U.S. Real Estate Portfolios made those changes to their respective investment policies as described in the supplements to their applicable Prospectuses and Statement of Additional Information filed via EDGAR with the Securities and Exchange Commission on May
2, 2017 (accession number 0001104659-17-028908) and
incorporated by reference herein.